Exhibit 10.2
Execution Copy
NRG ENERGY, INC.
Common Shares, Par Value $0.01 Per Share
UNDERWRITING AGREEMENT
August 23, 2006

August 23, 2006
Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036
Ladies and Gentlemen:
          The entities listed on Schedule I (collectively, the “Selling Stockholders”) propose to sell to you (the “Underwriter”) an aggregate of 4,107,002 shares of common stock of NRG Energy, Inc., a Delaware corporation (the “Company”), par value $0.01 per share (the “Shares”). The outstanding shares of common stock of the Company are hereinafter referred to as the “Common Shares.”
          The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, on Form S-3 (File No. 333-130549), relating to the registration of certain securities described therein, including the Shares. The registration statement as amended to the date of this Agreement is hereinafter referred to as the “Registration Statement” (for purposes of this definition, information contained in a form of prospectus or prospectus supplement that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B under the Securities Act of 1933, as amended (the “Securities Act”), shall be considered to be included in the Registration Statement as of the time specified in Rule 430B), and the related prospectus dated December 21, 2005 in the form in which it has most recently been filed with the Commission is hereinafter referred to as the “Base Prospectus.” The Base Prospectus, as supplemented by the prospectus supplement specifically relating to the Shares to be dated August 23, 2006 in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriter by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus,” and the term “preliminary prospectus” means the Base Prospectus, as supplemented by the Free Writing Prospectus dated August 23, 2006. For purposes of this definition, information contained in a form of prospectus (including a prospectus supplement) that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B shall be considered to be included in the Prospectus as of the actual time that form of prospectus (including a prospectus supplement) is filed with the Commission pursuant to Rule 424(b) under the Securities Act.
          For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means, collectively, the Base Prospectus and the Free Writing Prospectus dated August 23, 2006, together with the free writing prospectuses, if any, identified in Schedule II hereto, as of the Applicable Time of Sale (as defined herein), and the information set forth in Schedule III hereto. As used herein, the terms “Registration Statement,” “Base Prospectus,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein. The terms “supplement” and “amendment” and “amend” as used in this Agreement with respect to the Registration Statement, the Base Prospectus, the preliminary prospectus, the Time of Sale Prospectus, Prospectus or any free writing prospectus shall include any supplement or amendment made by a subsequent filing by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that is incorporated by reference therein.
     1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriter and each Selling Stockholder that:
          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before, or to the knowledge of the Company, threatened by the Commission. The Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement pursuant to Rule 401(g)(2) of the Securities Act.
          (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and the Prospectus comply, and as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (v) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering and at the Closing Date (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus, each as amended or supplemented, based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein.
          (c) The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule II hereto, and electronic road shows each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.
          (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the state of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus, Prospectus and Registration Statement and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except (i) to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the business or result of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”) and (ii) for jurisdictions not recognizing the legal concepts of good standing or qualification.
          (e) Each domestic subsidiary of the Company has been duly organized, is validly existing in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus, Prospectus and Registration Statement and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except (i) to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole and (ii) for jurisdictions not recognizing the legal concepts of good standing or qualification. Except as set forth in the Registration Statement, Time of Sale Prospectus and Prospectus, all of the issued shares of capital stock, or equity interests, as applicable of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except (i) for directors’ qualifying share or foreign national qualifying capital stock, and (ii) as pledged to secure indebtedness of the Company and/or its subsidiaries pursuant to credit facilities, indentures and other instruments evidencing indebtedness as set forth in the Exchange Act Reports of the Company, Registration Statement, Time of Sale Prospectus and Prospectus and existing on the date hereof) are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.
          (f) This Agreement has been duly authorized, executed and delivered by the Company.

          (g) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Time of Sale Prospectus, the Prospectus, and the Registration Statement.
          (h) The Common Shares have been duly authorized and are validly issued, fully paid and non-assessable.
          (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene (i) any provision of the amended and restated certificate of incorporation or the amended and restated by-laws of the Company, (ii) or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, (iii) or any applicable law or judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary except that, in the case of clauses (ii) and (iii), for any contravention that would not have a Material Adverse Effect on the Company. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement except (x) for such consent, approvals, authorizations, orders or qualifications that have been obtained or where failure to do so would not have a Material Adverse Effect on the Company and (y) for the registration of the Shares under the Securities Act and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.
          (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus, the Prospectus, and the Registration Statement.
          (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings that are disclosed or described in all material respects in the Registration Statement, Time of Sale Prospectus, or the Prospectus and proceedings that are not expected to have a Material Adverse Effect, and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, Time of Sale Prospectus, or the Prospectus or to be filed as exhibits to the Registration Statement that are not described in all material respects or filed, or incorporated by reference as required.
          (l) Each preliminary prospectus supplement filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.
          (m) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
          (n) Except as set forth in the Registration Statement, the Time of Sale Prospectus, or Prospectus, each subsidiary of the Company that is subject to regulation as a “public utility” as such term is defined in the Federal Power Act (“FPA”) has an order from the Federal Energy Regulatory Commission, not subject to any pending challenge, investigation, complaint, or other proceeding (other than generic proceedings generally applicable in the industry) (i) authorizing such subsidiary to engage in wholesale sales of electricity and, to the extent permitted under its market-based rate tariff, other transactions at market-based rates and (ii) granting such waivers and blanket authorizations as are customarily granted to entities with market-based rate authority, including blanket authorizations to issue securities and to assume liabilities pursuant to Section 204 of the FPA.
          (o) With respect to any subsidiary that purports to own a “Qualifying Facility” (“QF”) as defined under the Public Utility Regulatory Policies Act and the current rules and regulations promulgated thereunder (“PURPA”), such facility is a QF under PURPA.
          (p) Except as disclosed in the Registration Statement, the Time of Sale Prospectus, or Prospectus, and except for such matters as would not, individually or in the aggregate, result in a Material Adverse Effect, the Company or any of its subsidiaries (1) are conducting and have conducted their businesses, operations and facilities in compliance with Environmental Laws (as defined below); (2) have duly obtained, possess, maintain in full force and effect, and have fulfilled and performed all of their obligations under any and all permits, licenses or registrations required under Environmental Law (“Environmental Permits”); (3) have not received any notice from a governmental authority or any other third party alleging any violation of Environmental Law or liability thereunder; (4) are not subject to any pending or, to the best knowledge of the Company or any of its subsidiaries, threatened claim in writing or other legal proceeding under any Environmental Laws against the Company or any of its subsidiaries; and (5) do not have knowledge of any applicable Environmental Laws, or any unsatisfied conditions in an Environmental Permit, that, individually or in the aggregate, can reasonably be expected to require any material capital expenditures for either the installation of new pollution control equipment, or a switch in a project’s fuel or any other material modification of current operations in order to maintain the Company’s or the subsidiaries’ compliance with Environmental Law. As used in this paragraph, “Environmental Laws” means any and all applicable foreign, federal, state and local laws and regulations, or any enforceable administrative or judicial interpretation thereof, relating to pollution or the protection of human health or the environment, including, without limitation, those relating to (i) emissions, discharges or releases of Hazardous Substances into ambient air, surface water, groundwater or land, (ii) the generation, manufacture, processing, distribution, use, treatment, storage, disposal, release, transport or handling of, or exposure to, Hazardous Substances, (iii) the protection of wildlife or endangered or threatened species, or (iv) the investigation, remediation or cleanup of any Hazardous Substances. As used in this paragraph, “Hazardous Substances” means pollutants, contaminants, hazardous substances, materials or wastes, petroleum, petroleum products and their breakdown constituents, or any other chemical substance regulated under Environmental Laws.
     (q) Except as described in the Time of Sale Prospectus, the Prospectus, and the Registration Statement, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.
     (r) Neither NRG nor any of its subsidiaries has taken and nor will any take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.
2. Representations and Warranties of the Selling Stockholders.
     (a) Each Selling Stockholder severally represents and warrants to, and agrees with the Underwriter, as of the date hereof and as of the Closing Date, that:
               (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;
               (ii) The sale of the Shares to be sold by such Selling Stockholder hereunder, the compliance by such Selling Stockholder with all of the provisions of this Agreement and the performance by such Selling Stockholder of its obligations under this Agreement (a) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor (b) will such action result in any violation of the provisions of the Certificate of Incorporation or By laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Limited Liability Company Agreement of such Selling Stockholder if such Selling Stockholder is a limited liability company or the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

               (iii) Such Selling Stockholder has, and immediately prior to the Closing Date such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims, and upon purchase of such Shares and payment therefor pursuant hereto, the Underwriter will acquire a good and valid security entitlement with respect to such Shares free and clear of any liens, encumbrances, equities or claims;
               (iv) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
               (v) To the extent that any statements or omissions made in the Registration Statement, the Prospectus, any Free Writing Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information relating to the Selling Stockholder furnished to the Company by such Selling Stockholder expressly for use therein, such information did and will, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, it being understood and agreed that such information consists only of such Selling Stockholder’s name, address and number of Shares beneficially owned and offered as set forth under “Selling Stockholders” in the Registration Statement and the Prospectus;
               (vi) In order to document the Underwriter’s compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the Time of Delivery a properly completed and executed United States Treasury Department Form W-9 (if such Selling Stockholder is a United States person, as defined under Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended) or Form W-8 (if such Selling Stockholder is not a United States person, as defined under Section 7701(a)(30) under the Internal Revenue Code of 1986, as amended) (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);
     3. Agreements to Sell and Purchase. Each Selling Stockholder, severally and not jointly, hereby agrees to sell to the Underwriter the number of shares set forth opposite the name of such Selling Stockholder on Schedule I, and the Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, hereby agrees to purchase such Shares from such Selling Stockholder at $49.55 per share (the “Purchase Price”).
     The Company hereby agrees that, without the prior written consent of the Underwriter, it will not, during the period ending 60 days after the date of this Agreement, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. Each of the parties hereto hereby acknowledges that the foregoing sentence does not apply to repurchases of shares by a Finance Subsidiary or any other share repurchase program by the Company for its Common Stock or to sales of stock in connection with its previously announced capital allocation program. The parties hereto agree that this paragraph satisfies the requirements of Section 4.7 of the Investor Rights Agreement, dated as of February 2, 2006 (the “Investor Rights Agreement”), by and among the Company and certain stockholders of the Company with respect to the Shares and, for the avoidance of doubt, any public sale or distribution of Common Shares by certain affiliates of Credit Suisse Securities (USA) LLC in connection with the Company’s previously announced capital allocation program is not prohibited by such Section 4.7.
     The restrictions contained in the preceding paragraph shall not apply to (A) the issuance by the Company of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriter has been advised in writing, (B) grants by the Company of employee stock options or other equity-based compensation pursuant to the terms of a plan in effect on the date of this Agreement, (C) transactions by persons other than the Company relating to Common Stock, (D) the filing by the Company of a shelf registration statement with respect to Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or (E) actions undertaken by the Company to comply with the terms of the Investor Rights Agreement.
     4. Payment and Delivery. Payment for the Shares to the Selling Stockholders shall be made in Federal or other funds immediately available in New York City against delivery of such shares for the account of the Underwriter at 10:00 a.m., New York City time, on August 28, 2006 or at such other time on the same or such other date, not later than September 2, 2006, as shall be designated in writing by the Underwriter. The date and time of the payment, in each case, will be referred to as the “Closing Date.”
     The Shares shall be registered in such names and in such denominations as the Underwriter shall request in writing not later than one full business day prior to the Closing Date. The Shares shall be delivered to the Underwriter on the Closing Date for their account, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriter duly paid, against payment of the Purchase Price therefor. The Underwriter acknowledges that the Shares being delivered by the Selling Stockholders will be delivered via book-entry transfer to the Underwriter’s account at DTC by a participant in DTC whose name appears on a security position listing as the owner of such Shares. The documents to be delivered on the Closing Date by or on behalf of the parties hereto will be delivered at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, New York 10022 (the “Closing Location”), and the Shares will be delivered at the office of DTC or its designated custodian (the “Designated Office”) on the Closing Date.
     5. Conditions to Underwriter’s Obligations. The obligations of the Underwriter are subject to the following conditions:
          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date there shall not have occurred (i) any downgrading, nor shall the Company have received any notice from any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the securities of the Company or any of its subsidiaries or in the rating outlook for the Company; or (ii) any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or results of operations of the Company and its combined subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the judgment of the Underwriter, is material and adverse and that makes it, in the judgment of the Underwriter, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.
          (b) The Underwriter shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Chief Executive Officer or Chief Financial Officer of the Company, to the effect set forth in Section 5(a) and to the effect that the representations and warranties of the Company contained in this Agreement that are not qualified by materiality are true and correct in all material respects, and that the representations and warranties of the Company contained in this Agreement that are qualified by materiality are true and correct, in each case, as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.
          (c) The Underwriter shall have received on the Closing Date an opinion and a negative assurance letter from Kirkland & Ellis LLP, outside counsel for the Company, dated the Closing Date, reasonably acceptable to the Underwriter, covering the matters referred to in Exhibit A-1. Additionally, Tim O’Brien, General Counsel of the Company shall provide an opinion to the Underwriter, dated the Closing Date, reasonably acceptable to the Underwriter, covering the matters referred to in Exhibit A-2. The opinion and a negative assurance letter of Kirkland & Ellis LLP shall be rendered to the Underwriter at the request of the Company and shall so state therein.
          (d) The Underwriter shall have received on the Closing Date an opinion and a negative assurance letter of Latham & Watkins LLP, counsel for the Underwriter, in form and substance reasonably acceptable to the Underwriter.

     (e) The Underwriter shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett LLP, counsel for the Selling Stockholders, covering the matters referred to in Exhibit A-3 and reasonably acceptable to the Underwriter.
     (f) The Underwriter shall have received, on each of the date of this Agreement and on the Closing Date, letters dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriter, from KPMG LLP and PricewaterhouseCoopers LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Time of Sale Prospectus and the Prospectus; provided that the letters delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.
     (g) At the Closing Date, the Underwriter shall have received a certificate of an authorized representative of the Selling Stockholders, dated the Closing Date, to the effect that the representations and warranties of the Selling Stockholders set forth in Section 2(a) hereof that are not qualified by materiality are true and correct in all material respects, and that the representations and warranties of the Selling Stockholders contained in this Agreement that are qualified by materiality are true and correct, in each case, as of the Closing Date, and that each of the Selling Stockholders has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.
     (h) On or prior to the Closing Date, the Underwriter shall have received a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof) from each Selling Stockholder pursuant to Section 2(a)(vi).
     (i) The delivery to the Underwriter on the Closing Date of such documents as the Underwriter may reasonably request with respect to the good standing of the Company and other matters related to the delivery of the Shares.
     6. Covenants of the Company and the Selling Stockholders.
     (a) In consideration of the agreements of the Underwriter herein contained, the Company covenants with the Underwriter as follows:
     (i) To furnish to the Underwriter, without charge, five conformed copies of the Registration Statement (including exhibits thereto and documents incorporated by reference) and to furnish to the Underwriter, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(d) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated therein by reference and any supplements and amendments thereto or to the Registration Statement as the Underwriter may reasonably request.

     (ii) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus (including by causing an additional document to be incorporated by reference into the Registration Statement, the Time of Sale Prospectus or the Prospectus), to furnish to the Underwriter a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Underwriter reasonably objects, unless in each case at such time all of the Shares have been sold as contemplated in this Agreement, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.
     (iii) Unless in each case at such time all of the Shares have been sold as contemplated in this Agreement, to furnish to the Underwriter a copy of each proposed free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus which the Underwriter has not consented to in advance, which consent shall not be unreasonably withheld, and to file with the Commission within the applicable period specified in Rule 433(d) under the Securities Act any free writing prospectus required to be filed pursuant to such rule.
     (iv) If:
     (A) at a time when a prospectus relating to the Shares is required to be delivered under the Securities Act, any representation or warranty made pursuant to Section 1 ceases to be true and correct or any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or
     (B) it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder, then, the Company promptly will notify the Underwriter and each Selling Stockholder of such event, and either (A) (1) prepare and file with the Commission an amendment or supplement which will correct any such statement or omission or effect any such compliance and (2) at its own expense, supply any supplemented Prospectus to the Underwriter in such quantities as the Underwriter may reasonably request.

     (v) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriter shall reasonably request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to material taxation or service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.
     (vi) To make generally available to the Company’s security holders and to the Underwriter as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement a which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.
     (vii) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, the preliminary prospectus, if any, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriter, Selling Stockholders and dealers, if any, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriter, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky memorandum, which shall not exceed $25,000, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriter incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) the cost of printing certificates representing the Shares, (vi) the costs and charges of any transfer agent, registrar or depositary, and (vii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution,” and the last paragraph of Section 9 below, the Underwriter will pay all of its costs and expenses, including fees and disbursements of its counsel and any advertising expenses connected with any offers it may make.
     (viii) To afford the Underwriter and any affiliates of the Underwriter on reasonable notice, a reasonable opportunity to conduct a due diligence investigation with respect to the Company customary in scope for transactions pursuant to which the Underwriter or any affiliates of the Underwriter acts as an underwriter of equity securities (including, without limitation, the availability of the chief financial officer and general counsel to respond to questions regarding the business and financial condition of the Company and the right to have made available to them for inspection such records and other information as they may reasonably request).
     (ix) Not to consider the Underwriter to be an “interested person” within the meaning of Section 203 of the General Corporation Law of the State of Delaware as a result of the transactions contemplated by this Agreement.
     (b) In consideration of the agreements of the Underwriter herein contained, each Selling Stockholder covenants with the Underwriter as follows:
     (i) To deliver to the Underwriter prior to the Closing Date, a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States Person) or Form W-9 (if the Selling Stockholder is a United States Person), which in each case may be replaced by any other applicable form or statement specified by Treasury Department regulations in lieu thereof;
     (ii) To notify promptly the Company and the Underwriter if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus has been completed, as determined by the Underwriter, of any changes in any of the information referred to in Section 2(a)(v) included in the Registration Statement or the Prospectus relating to such Selling Stockholder;
     (iii) To do and perform all things to be done and performed under this Agreement prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement;
     (iv) To pay or to cause to be paid all transfer taxes, stamp duties and other similar taxes with respect to the Shares, if any, to be sold by such Selling Stockholder; and

     (v) Such Selling Stockholder has not, prior to the execution of this Agreement, distributed any “prospectus” (within the meaning of the Securities Act) or offering material in connection with the offering or sale of the Shares other than the Registration Statement and the then most recent Preliminary Prospectus, and will not, at any time on or after the execution of this Agreement, distribute any “prospectus” (within the meaning of the Securities Act) of offering material in connection with the offering or sale of the Shares other than the Registration Statement and the then most recent Prospectus.
     7. Covenants of the Underwriter. The Underwriter hereby represents and agrees that:
     (a) It has not made, and will not make any offer relating to the Shares that would constitute a free writing prospectus, without the prior consent of the Company, which consent shall not be unreasonably withheld.
     (b) Any free writing prospectus used or referred to by it will not be subject to broad unrestricted dissemination and will not be required to be filed with the Commission, in accordance with Rule 433 under the Securities Act, as a result of any action taken or caused to be taken by it, without the prior written consent of the Company, which consent shall not be unreasonably withheld.
     (c) Any free writing prospectus used or referred to by it, except any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act, as to which it makes no representation or warranty, complied in all material respects with the Securities Act.
     (d) The Underwriter has not and will not sell Shares equal to more than 3% of the outstanding Common Shares to any one buyer or any group of buyer acting together unless the Underwriter has taken reasonable steps to determine that such buyer will not own more than 5% of the outstanding Common Shares immediately after such sale.
     8. Indemnity and Contribution.
     (a) The Company agrees to indemnify and hold harmless the Underwriter, each Selling Stockholder, and each person, if any, who controls the Underwriter or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Underwriter or any Selling Stockholder within the meaning of Rule 405 under the Securities Act (provided that the Company’s indemnification obligation shall not extend to any free writing prospectus required to be filed by the Company due to the Underwriter’s breach of the covenants set forth in Section 8), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, the preliminary prospectus, if any, the

Time of Sale Prospectus, any free writing prospectus or any “issuer information” that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus or any amendment or supplement thereto (if the Company furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, (i) with respect to the Registration Statement or any amendment thereof, not misleading, and (ii) with respect to any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto (if the Company furnished any amendments or supplements thereto), not misleading in the light of the circumstances under which they were made, except in each case insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriter or any Selling Stockholder furnished to the Company in writing by such Underwriter or such Selling Stockholder expressly for use therein, which in the case of each Selling Stockholder shall be only the information referred to in Section 2(a)(v).
     (b) The Underwriter agrees to indemnify and hold harmless the Company, each Selling Stockholder, the directors of the Company and each Selling Stockholder, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Underwriter and the Selling Stockholders, but only with reference to information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any other free writing prospectus that the Company has filed or is required to file pursuant to Rule 433(d) of the Securities Act, or the Prospectus or any amendment or supplement thereto.
     (c) Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless the Company, the Underwriter, each other Selling Stockholder, the directors of the Company, the Underwriter and each other Selling Stockholder, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company, the Underwriter or any other Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity in subsection (a) above from the Company to the Underwriter and the Selling Stockholders, but only with reference to information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any other free writing prospectus that the Company has filed or is required to file pursuant to Rule 433(d) of the Securities Act, or the Prospectus or any amendment or supplement thereto, which, in the case of each Selling Stockholder shall be only the information referred to in Section 2(a)(v).
     (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a), 8(b) or 8(c), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel chosen by the indemnifying party and reasonably satisfactory to the indemnified party to represent the indemnified party and any others entitled to indemnification pursuant to this Section 8 the indemnifying party may designate in such proceeding and shall pay the reasonably incurred fees and expenses of such counsel related to such proceeding as incurred. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonably incurred fees and expenses of such counsel shall be at the expense of such indemnified party unless 1) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or 2) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonably incurred fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such reasonably incurred fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Underwriter, in the case of parties indemnified pursuant to Section 8(a), by the Company, in the case of parties indemnified pursuant to Section 8(b), and by the applicable Selling Stockholder, in the case of parties indemnified pursuant to Section 8(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
     (e) To the extent the indemnification provided for in Section 8(a), 8(b) or 8(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 8(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter, on the other hand, in connection with the offering of the Shares sold by the Selling Stockholders to the Underwriter hereunder shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Shares (before deducting expenses) received by the Selling Stockholders from the Underwriter, on the one hand, and the product of (i) the difference between the closing price of the Common Shares on the New York Stock Exchange on the date hereof and the price per share paid by the Underwriter and (ii) the number of Shares sold by the Selling Stockholders to the Underwriter hereunder, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and the Underwriter and the Selling Stockholders, as applicable, on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter or the Selling Shareholders, as applicable, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     (f) The Company, the Underwriter and each of the Selling Stockholders, agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, neither the Underwriter nor any of the Selling Stockholders shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter or Selling Stockholders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
     (g) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter or any affiliate of the Underwriter or by or on behalf of the Company, the officers or directors of the Company or any person controlling the Company, (iii) any investigation made by or on behalf of a Selling Stockholder or any person controlling a Selling Stockholder or any affiliate of a Selling Stockholder or by or on behalf of the Company, the officers or directors of the Company or any person controlling the Company and (iv) acceptance of and payment for any of the Shares.
     9. Termination. The Underwriter may terminate this Agreement at any time by notice to the Company and each Selling Stockholder if after the execution and delivery of this Agreement and prior to any Sale Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in the securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the Underwriter’s judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Underwriter’s judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus and the Prospectus. The Underwriter shall not be obligated to close the purchase and sale of any shares pursuant to this Agreement on any date on which this Agreement is terminated pursuant to this Section 9.
     The Underwriter may terminate this Agreement for any failure or refusal on the part of the Company or any Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement. If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Company or any Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriter for all out-of-pocket expenses (including the fees and disbursements of their counsel, but without duplication of any reimbursement obligation pursuant to any other agreement) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.
     10. Selling Stockholder Default.
     (a) If any Selling Shareholder shall default in its or their obligation to sell and deliver any Shares hereunder, then the Underwriter may, by notice to the Company, terminate this Agreement without any liability on the part of any non-defaulting party except that the provisions of Sections 1, 2, 7, 8, 11 and 16 hereof shall remain in full force and effect. No action taken pursuant to this Section 10 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.
     (b) In the event that such default occurs and the Company and Underwriter agree to proceed with the Offering, then the Underwriter may, or the Company shall have the right, in each case by notice to the other, to postpone the Closing Date be, for a period not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of

Underwriter’s Counsel, may thereby be made necessary or advisable; and in no event shall the Company be obligated to increase the number of Shares it is required to sell hereunder.
     11. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
     12. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign solely by reason of such purchase.
     13. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     14. Applicable Law; Submission to Jurisdiction; Appointment of Agent for Service. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Underwriter with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.
     15. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.
     16. No Fiduciary Duty. The Company acknowledges and agrees that in connection with this offering, sale of the Shares or any other services the Underwriter may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriter: (i) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Underwriter, on the other, exists; (ii) the Underwriter is not acting as advisor, expert or otherwise, to the Company, and such relationship between the Company on the one hand, and the Underwriter, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriter may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriter and its affiliates may have interests that differ from those of the Company. The Company hereby waives any claims that the Company may have against the Underwriter with respect to any breach of fiduciary duty in connection with the sale of the Shares.

     17. Notices. All communications hereunder shall be in writing and effective only upon receipt and shall be delivered, mailed or sent, if to the Underwriter at 1585 Broadway, New York, New York 10036, Attention: Todd Singer, if to the Selling Stockholders at the applicable address set forth on Schedule I hereto, and if the Company to NRG Energy, Inc., 211 Carnegie Center, Princeton, New Jersey 08540-6213, Attention: General Counsel.

NRG Energy, Inc.

By:	/s/ Robert C. Flexon
Name: Robert C. Flexon
Title: Executive Vice President and Chief Financial Officer
[Underwriting Agreement Signature Page]

Accepted as of the date hereof:

MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Todd J. Singer
Name: Todd J. Singer
Title: Executive Director
[Underwriting Agreement Signature Page]

TPG III – AIV 1, L.P.

By:	TPG GenPar III, L.P., its General Partner
By:	TPG Advisors III, Inc., its General Partner

By:	/s/ John E. Viola

Name: John E. Viola
Title: V.P.

TPG III – AIV 2, L.P.

By:	TPG GenPar III, L.P., its General Partner
By:	TPG Advisors III, Inc., its General Partner

By:	/s/ John E. Viola

Name: John E. Viola
Title: V.P.

TPG III – AIV 3, L.P.

By:	TPG GenPar III, L.P., its General Partner
By:	TPG Advisors III, Inc., its General Partner

By:	/s/ John E. Viola

Name: John E. Viola
Title: V.P.

TPG PARTNERS IV – AIV 1, L.P.

By:	TPG GenPar IV, L.P., its General Partner
By:	TPG Advisors IV, Inc., its General Partner

By:	/s/ John E. Viola

Name: John E. Viola
Title: V.P.

TPG PARTNERS IV – AIV 2, L.P.

By:	TPG GenPar IV, L.P., its General Partner
By:	TPG Advisors IV, Inc., its General Partner

By:	/s/ John E. Viola

Name: John E. Viola
Title: V.P.

Schedule I
Selling Stockholders

Name	Number of Shares to be Sold
TPG III-AIV 1, L.P.	523,313
TPG III-AIV 2, L.P.	968,143
TPG III-AIV 3, L.P.	81,324
TPG Partners IV-AIV 1, L.P.	872,382
TPG Partners IV-AIV 2, L.P.	1,661,840
Applicable Mailing Address

Texas Pacific Group	301 Commerce Street, Suite 3300
Fort Worth, TX 76102
(817) 871-4000

Schedule II
Free Writing Prospectus
Free Writing Prospectus dated August 23, 2006

Schedule III
Other Information
The price per share in each trade executed pursuant to the Registration Statement and Underwriting Agreement.

EXHIBIT A-1
FORM OF OPINION OF KIRKLAND & ELLIS LLP
TO BE DELIVERED PURSUANT
TO SECTION 5(C)
(See Attached)

EXHIBIT A-2
FORM OF OPINION OF TIM O’BRIEN, GENERAL COUNSEL
TO BE DELIVERED PURSUANT
TO SECTION 5(C)
(See Attached)

EXHIBIT A-3
FORM OF OPINION OF SIMPSON THACHER & BARTLETT LLP
TO BE DELIVERED PURSUANT
TO SECTION 5(E)
(See Attached)